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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report, dated January 29, 1999, included in Commonwealth Bancorp, Inc.'s Form 10-K for the year ended December 31, 1998.

                                                /s/ ARTHUR ANDERSEN LLP
Philadelphia, Pennsylvania
April 21, 1999